EXECUTION COPY

PURCHASE AGREEMENT

This Purchase Agreement (“Purchase Agreement”) dated as of October 31, 2005 among Wachovia Education Finance Inc. (“WEF”), Wachovia Education Loan Funding LLC (the “Depositor”) and Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of the Depositor under the Interim Trust Agreement dated as of October 31, 2005 between the Depositor and the Interim Eligible Lender Trustee, shall be effective upon execution by the parties hereto.  References to the Depositor herein mean the Interim Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Eligible Loans.

WHEREAS, WEF is the owner of certain Student Loans guaranteed under the Higher Education Act;

WHEREAS, WEF desires to sell its interest in the portfolio of Initial Loans and the Depositor desires to purchase such Loans from WEF;

WHEREAS, from time to time, WEF may substitute loans in accordance with the terms of Section 6(B) of this Purchase Agreement; and

WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, the Purchased Loans on behalf of the Depositor.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.    TERMS

This Purchase Agreement establishes the terms under which WEF may sell and the Depositor (and with respect to legal title, the Interim Eligible Lender Trustee on behalf of the Depositor) may purchase the Loans (and all obligations of the Borrowers thereunder) specified in the Initial Transfer Agreement with respect to the Initial Loans or each Subsequent Transfer Agreement with respect to any Substituted Loans, as the parties may execute from time to time pursuant to this Purchase Agreement.  The Initial Transfer Agreement and each Subsequent Transfer Agreement, as applicable, shall be substantially in the form of Attachment A and Attachment C hereto, respectively, in each case incorporating by reference the terms of this Purchase Agreement, and shall be a separate agreement among WEF, the Depositor, and the Interim Eligible Lender Trustee on behalf of the Depositor with respect to the Loans covered by the terms of the Initial Transfer Agreement or the related Subsequent Transfer Agreement, as applicable.  If the terms of the Initial Transfer Agreement or an Subsequent Transfer Agreement conflict with the terms of this Purchase Agreement, the terms of the Initial Transfer Agreement or the related Subsequent Transfer Agreement, as applicable, shall supersede and govern.

SECTION 2.    DEFINITIONS

Capitalized terms used but not otherwise defined herein, including in the related Transfer Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture dated as of November 29, 2005, among Chase Bank USA, National Association, as Eligible Lender Trustee on behalf of the Trust, Wachovia Student Loan Trust 2005-1 and Wells Fargo Bank, National Association, as Indenture Trustee, as it may be amended or supplemented from time to time.

For purposes hereof:

(A)

 “Bill of Sale” means the Initial Bill of Sale or an Subsequent Bill of Sale, as applicable.

(B)

“Borrower” means the Obligor on a Loan.

(C)

 “Cutoff Date” means the Initial Cutoff Date.

(D)

“Eligible Loan” means a Loan offered for sale or substituted by WEF under a Transfer Agreement which as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Substituted Loan, is current or not more past due than permitted under such Transfer Agreement in payment of principal or interest and which meets the following criteria as of the Initial Cutoff Date (except that paragraph (x) shall be satisfied as of the date specified in the provisions herein), in the case of the Initial Loans, or as of the effective date of the related Bill of Sale (except that paragraph (x) shall be satisfied as of the date specified in the provisions herein), in the case of any Substituted Loan:

(i)

is a Consolidation Loan;

(ii)

is owned by WEF and is fully disbursed;

(iii)

is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such type of Loan;

(iv)

is not in claim status and is not in litigation;

(v)

is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such type of Loan;

(vi)

if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

(vii)

is current or no payment of principal or interest shall be more than 210 days past due as of the Initial Cutoff Date, in the case of the Initial Loans, or in relation to any Substituted Loan, the effective date of the related Bill of Sale;

(viii)

the last disbursement was before the Initial Cutoff Date, in the case of the Initial Loans, or before the effective date of the related Bill of Sale, in the case of any Substituted Loan;

(ix)

is supported by the following documentation, in each case fully complete and, if applicable, executed:

1.

loan application, and any supplement thereto,

2.

original promissory note and any addendum thereto (or a true and exact copy thereof) or the electronic records evidencing the same,

3.

evidence of guarantee,

4.

any other document and/or record which the Depositor may be required to retain pursuant to the Higher Education Act,

5.

if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Initial Cutoff Date, in the case of the Initial Loans, or the effective date of the related Bill of Sale, in the case of any Substituted Loan, and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

6.

if applicable, documentation which supports periods of current or past deferment or past forbearance,

7.

if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

8.

if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

9.

if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) have been notified, and

10.

if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file, and

(x)

satisfies each of the Representations and Warranties contained in Section 5(B) hereof.

(E)

“Excess Distribution Certificates” means the certificates, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(m) and 2.9(f) of the Administration Agreement.

(F)

“Initial Bill of Sale” means the document, in the form of Attachment B hereto, executed by an authorized officer of WEF which shall (i) set forth the applicable Initial Loans offered by WEF and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of the Depositor, (ii) sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of the Depositor and its assignees all rights, title and interest of WEF in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by WEF as set forth in Sections 5 (A) and (B) of this Purchase Agreement are true and correct.

(G)

“Initial Cutoff Date” means the close of business on October 31, 2005.

(H)

“Initial Loans” means the Eligible Loans evidenced by the Student Loan Notes sold on the Closing Date pursuant to the Initial Transfer Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(I)

“Initial Transfer Agreement” means the Transfer Agreement (including the related Blanket Endorsement, Initial Bill of Sale and any attachments thereto) substantially in the form of Attachment A hereto (of which this Purchase Agreement forms a part by reference), to be executed by WEF, the Depositor and the Interim Eligible Lender Trustee, which shall certify that the representations and warranties made by WEF as set forth in Sections 5 (A) and (B) of this Purchase Agreement are true and correct as of the Closing Date.

(J)

“Loan” means an Initial Loan or a Substituted Loan, as applicable, offered for sale and purchased, or substituted, pursuant to the related Transfer Agreement and related documentation together with any guarantees and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(K)

“Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to WEF by the Depositor and completed by WEF that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Substituted Loan.

(L)

 “Purchase Date” means with respect to the Initial Loans, the Closing Date, and with respect to any Substituted Loans, the date of the related Subsequent Bill of Sale.

(M)

“Purchase Price” means the dollar amount specified as the “Purchase Price” in the Initial Transfer Agreement.

(N)

“Purchased Loans” means, with respect to each Transfer Agreement, the Loans offered for sale and purchased or substituted pursuant to such Transfer Agreement.

(O)

 [reserved].

(P)

 “Subsequent Bill of Sale” means each document, in the form of Attachment D hereto, executed by an authorized officer of WEF, the Depositor and the Interim Eligible Lender Trustee on behalf of the Depositor which shall:  (i) set forth the list and certain terms of Substituted Loans substituted by WEF, (ii) sell, assign and convey to the Interim Eligible Lender Trustee, for the benefit of the Depositor and its assignees, all right, title and interest of WEF in the Substituted Loans listed on the related Subsequent Bill of Sale and (iii) certify that the representations and warranties made by WEF pursuant to Sections 5(A) and (B) of this Purchase Agreement are true and correct.

(Q)

 “Subsequent Transfer Agreement” means each Subsequent Transfer Agreement (including the related Subsequent Bill of Sale, the related Blanket Endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which this Purchase Agreement forms a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by WEF, the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor, which certifies that the representations and warranties made by WEF as set forth in Sections 5(A) and (B) of this Purchase Agreement are true and correct as of the related Purchase Date.

(R)

“Substituted Loans” means the Eligible Loans evidenced by a Student Loan Note or Student Loan Notes substituted by WEF pursuant to the terms of Section 6(B) hereof from time to time as evidenced by an Subsequent Transfer Agreement and related documentation, together with any guarantees and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(S)

“Transfer Agreement” means the Initial Transfer Agreement or a Subsequent Transfer Agreement, as applicable, substantially in the form of Attachment A or C hereto, of which this Purchase Agreement forms a part by reference.

SECTION 3.    SALE/PURCHASE

SECTION 3.1  SALE/PURCHASE OF INITIAL LOANS

(A)

Consummation of Sale and Purchase

The sale and purchase of Eligible Loans pursuant to the Initial Transfer Agreement with respect to the Initial Loans shall be consummated upon: (i) the Depositor’s receipt from WEF of the Initial Bill of Sale and (ii) the payment by the Depositor to WEF of the Purchase Price.  Upon consummation, regardless of whether or not all conditions precedent to such sale and purchase were satisfied, such sale and purchase shall be effective as of the date of the Initial Bill of Sale.  WEF and the Depositor shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Transfer Agreement with respect to each Initial Loan.

(B)

Settlement of the Purchase Price

On the date of the Initial Bill of Sale, the Depositor shall pay to WEF the Purchase Price by wire transfer of immediately available funds to the account specified by WEF.

(C)

Interest Subsidy Payments, Special Allowance Payments and Rebate Fees

WEF shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan received up to and including the Initial Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans up to and including the Initial Cutoff Date.  The Interim Eligible Lender Trustee on behalf of the Depositor shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans received from and including the day immediately after the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans from and including the day immediately after the Initial Cutoff Date.

SECTION 3.2   SUBSTITUTION OF SUBSTITUTED LOANS

(A)

Requirements Relating to Substituted Loans

WEF may transfer Substituted Loans to the Depositor in satisfaction of any Loan repurchase obligations provided under Section 6 of this Purchase Agreement.  The substitution of Substituted Loans pursuant to an Subsequent Transfer Agreement shall be consummated as set forth in this Section 3.2.

(B)

Consummation of Substitution

The substitution of Eligible Loans as Substituted Loans pursuant to an Subsequent Transfer Agreement shall be consummated upon (i) the Depositor’s receipt from WEF of a fully executed copy of the related Subsequent Transfer Agreement; and (ii) the payment by the Depositor to WEF of the amount set forth in Section 6(B) of this Purchase Agreement.  Upon consummation, regardless of whether or not all conditions precedent to such substitution were satisfied, such substitution shall be effective as of the date of the related Subsequent Bill of Sale.  WEF and the Depositor shall use their best efforts to perform promptly their respective obligations pursuant to the related Subsequent Transfer Agreement with respect to each Substituted Loan.

(C)

Consideration

The consideration for the Substituted Loans shall be the transfer from the Depositor to WEF of ownership of the Loans being substituted for.

(D)

Interest Subsidy Payment and Special Allowance Payments

The Interest Subsidy Payments and the Special Allowance Payments shall be made in accordance with Section 6(B) of this Purchase Agreement.

SECTION 3.3   GENERAL

(A)

Special Programs

In consideration of the sale or substitution of the Eligible Loans under this Purchase Agreement and each Transfer Agreement, the Depositor agrees to cause the Master Servicer to offer each Borrower of a Trust Student Loan sold or substituted hereunder all special programs, whether or not in existence as of the date of any related Transfer Agreement, generally offered to the obligors of comparable loans owned by WEF or any of its Affiliates, at all times subject to the terms and conditions of Section 3.12 of the Master Servicing Agreement.  WEF is selling Loans to the Depositor or substituting Loans without regard to the effect of any special programs.

(B)

Intent of the Parties

With respect to each sale or substitution of Eligible Loans pursuant to this Purchase Agreement and the related Transfer Agreements, it is the intention of WEF, the Interim Eligible Lender Trustee and the Depositor, and WEF hereby warrants that, except for U.S. federal, State and local income and franchise tax purposes, the transfer and assignment constitute a valid sale of such Loans from WEF to the Interim Eligible Lender Trustee or a valid substitution of such Loans, for the benefit of and on behalf of the Depositor, and that the beneficial interest in and title to such Loans not be part of WEF’s estate in the event of the bankruptcy of WEF or the appointment of a receiver with respect to WEF.

(C)

Master Promissory Note Provisions

If any Loans that are to be sold under this Purchase Agreement were made under a Master Promissory Note, the Bill of Sale will exclude an assignment of WEF’s right to offer future Loans under such Master Promissory Note, it being agreed that (i) WEF expressly reserves for itself such right to offer future Loans under such Master Promissory Note, and (ii) the Depositor will not, and has no right to, offer or make any future loans under such Student Loan Note.  Notwithstanding any other provision of this Purchase Agreement, WEF will deliver (or cause to be delivered) to the Depositor a true and exact copy of the Master Promissory Note at the time of sale in accordance with the provisions of this Purchase Agreement.  WEF agrees promptly to deliver (or cause to be delivered) to the Depositor any original Master Promissory Note for a Loan sold under this Purchase Agreement to the extent it is necessary for enforcement in a legal proceeding, it being understood and agreed that the Depositor shall (i) be responsible and liable for custody of the original Student Loan Note on WEF’s behalf until the Note is returned to WEF, and (ii) promptly return such original Student Loan Note to WEF, in the same condition as provided by WEF, upon conclusion of the legal proceeding.

SECTION 4.    CONDITIONS PRECEDENT TO PURCHASE OR SUBSTITUTION

Any purchase or substitution of Loans pursuant to this Purchase Agreement is subject to the following conditions precedent being satisfied (and WEF, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

(A)

Activities Prior to the Related Purchase Date

WEF shall provide any assistance reasonably requested by the Depositor in determining that all required documentation on the related Loans is present and correct.

(B)

Continued Servicing

Following the execution of each Transfer Agreement, WEF shall service, or cause to be serviced, all Loans subject to such Transfer Agreement as required under the Higher Education Act until the date of the related Bill of Sale.

(C)

Bill of Sale/Loan Transmittal Summary Form

WEF shall deliver to the Depositor:

(i)

a Bill of Sale that (a) has been duly authorized, executed and delivered by an authorized officer of WEF, covering the applicable Loans offered by WEF, (b) has been accepted by the Depositor as set forth thereon, selling, assigning and conveying to the Interim Eligible Lender Trustee on behalf of the Depositor and its assignees all right, title and interest of WEF, including the insurance interest of WEF, in each of the related Loans, and (c) states that the representations and warranties made by WEF in Sections 5(A) and (B) of this Purchase Agreement are true and correct on and as of the date of the Bill of Sale; and

(ii)

the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

(D)

Endorsement

WEF shall provide a blanket endorsement transferring the entire interest of WEF in the related Eligible Loans to the Interim Eligible Lender Trustee on behalf of the Depositor with the form of endorsement provided for in the Initial Transfer Agreement with respect to the Initial Loans or the Subsequent Transfer Agreement with respect to the Substituted Loans.

At the direction of and in such form as the Depositor may reasonably designate, WEF also agrees to individually endorse any Eligible Loan as the Depositor may reasonably request from time to time.

(E)

Officer’s Certificate

WEF shall furnish to the Depositor, with each Bill of Sale provided in connection with each purchase or substitution of Loans pursuant to this Purchase Agreement, an Officer’s Certificate with respect to the representations and warranties made by WEF  pursuant to Section 5(A) and Section 5(B) hereof, with respect to the Initial Loans, dated the Closing Date and with respect to the Substituted Loans, dated the date of the related Bill of Sale.

(F)

Loan Transfer Statement

Upon the Depositor’s request, WEF shall deliver to the Depositor one or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by the Depositor, executed by WEF and dated the date of the related Bill of Sale.  WEF agrees that the Depositor and the Interim Eligible Lender Trustee may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by WEF to the Interim Eligible Lender Trustee on behalf of the Depositor of the Loans listed on the related Bill of Sale.

(G)

Power of Attorney

WEF hereby grants to the Depositor and the Interim Eligible Lender Trustee, on behalf of and for the benefit of the Depositor, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of WEF any Eligible Loan to evidence the transfer of such Eligible Loan to the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor and to cause to be transferred physical possession of any physical Student Loan Note or control as defined in the applicable UCC of any electronic Student Loan Note from WEF or the Master Servicer to the Depositor or the Interim Eligible Lender Trustee or any custodian on their behalf.

(H)

Contemporaneous Sale

Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the purchase of Substituted Loans, such Substituted Loans shall be contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with Section 4(H) of the Contribution Agreement.

SECTION 5.    REPRESENTATIONS AND WARRANTIES OF WEF AND INTERIM ELIGIBLE LENDER TRUSTEE AND COVENANT OF WEF

(A)

General

WEF represents and warrants to the Depositor that with respect to the Initial Loans, as of the Closing Date, and with respect to any Substituted Loans substituted by it, as of the related Purchase Date:

(i)

WEF is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

(ii)

WEF is duly organized and existing under the laws of its governing jurisdiction; and

(iii)

WEF has all requisite power and authority to enter into and to perform the terms of this Purchase Agreement, the Initial Transfer Agreement and any Subsequent Transfer Agreement, the Initial Bill of Sale and any Subsequent Bill of Sale and, upon execution, each such document shall be enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(B)

Particular

WEF represents and warrants to the Depositor as to the Purchased Loans purchased by the Depositor under the Initial Transfer Agreement with respect to the Initial Loans, or each Subsequent Transfer Agreement with respect to any Substituted Loans, in each case executed pursuant to this Purchase Agreement that, as of the related Purchase Date or as of the date otherwise noted:

(i)

WEF has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

(ii)

This Purchase Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of the Interim Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from WEF;

(iii)

The Purchased Loans constitute “payment intangibles” within the meaning of the applicable UCC and are within the coverage of Section 432(m)(1)(E) of the Higher Education Act;

(iv)

As of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Substituted Loan, the Purchased Loans are Eligible Loans and the description of such Loans set forth in the related Transfer Agreement and the related Loan Transmittal Summary Form is true and correct;

(v)

WEF is authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Purchased Loan repurchase or substitution by WEF, will be made pursuant to and consistent with the laws and regulations under which WEF operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a material breach of any of the terms, conditions or provisions of any agreement or instrument to which WEF is a party or by which WEF or its property is bound, or constitute a material default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(vi)

The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(vii)

No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

(viii)

As of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Substituted Loan, each Purchased Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Substituted Loan, such guaranty is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee on behalf of the Depositor as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

(ix)

Any payments on the Purchased Loans received by WEF that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Substituted Loan, as stated on the related Loan Transmittal Summary Form is true and correct;

(x)

Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(xi)

All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

(xii)

Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and State laws;

(xiii)

No Loan is more than 210 days past due as of the Initial Cutoff Date, with respect to the Initial Loans, or as of the effective date of the related Bill of Sale, with respect to any Substituted Loans, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither WEF nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

(xiv)

It is the intention of WEF, the Interim Eligible Lender Trustee and the Depositor, and WEF hereby warrants that, the transfer and assignment herein contemplated constitute a valid sale of the Loans from WEF to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Depositor, and that the beneficial interest in and title to such Loans not be part of WEF’s estate in the event of the bankruptcy of WEF or the appointment of a receiver with respect to WEF;

(xv)

It has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted or otherwise transferred to the Interim Eligible Lender Trustee hereunder;

(xvi)

There is only one original executed copy of the Student Loan Note evidencing each Purchased Loan. For Purchased Loans that were executed electronically, the Master Servicer, directly or through sub-servicers (or, if applicable, third-party sub-custodians), has possession of the electronic records evidencing the Student Loan Note.  The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Student Loan Notes that constitute or evidence the Purchased Loans.  The Student Loan Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee.  All financing statements filed or to be filed against WEF in favor of the Interim Eligible Lender Trustee on behalf of the Depositor in connection herewith describing the Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Interim Eligible Lender Trustee;”

(xvii)

Other than the security interest granted to the Interim Eligible Lender Trustee pursuant to this Agreement, WEF has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans.  WEF has not authorized the filing of and is not aware of any financing statements against WEF that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to the Interim Eligible Lender Trustee hereunder or any other security interest that has been terminated; and

(xviii)

No Borrower of a Purchased Loan as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Substituted Loan, is noted in the related Loan File, or to the best of WEF’s knowledge, as being currently involved in a bankruptcy proceeding.

(C)

 The Interim Eligible Lender Trustee represents and warrants that as of the date of each Transfer Agreement and each Bill of Sale:

(i)

The Interim Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Purchase Agreement, each Transfer Agreement and each Bill of Sale;

(ii)

The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of this Purchase Agreement and each Transfer Agreement, and this Purchase Agreement and each Transfer Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Purchase Agreement and each Transfer Agreement on its behalf;

(iii)

Neither the execution nor the delivery by it of this Purchase Agreement and each Transfer Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

(iv)

The Interim Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by this Purchase Agreement, each Transfer Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

(D)

WEF covenants to the Depositor that with respect to the Initial Loans and any Substituted Loans substituted by it that:

(i)

WEF will not, with respect to any Loan purchased or substituted under Transfer Agreements executed pursuant to this Purchase Agreement, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Depositor.

SECTION 6.    REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

(A)

Each party to this Purchase Agreement shall give notice to the other parties promptly, in writing, upon the discovery of any breach of WEF’s representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a materially adverse effect on the interest of the Depositor or its successors and assigns (including without limitation, the Indenture Trustee) in the Guarantee of any Trust Student Loan.  In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, WEF shall repurchase any affected Trust Student Loan not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event of such a material breach which is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, WEF shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period.  WEF shall also remit as provided in Section 2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed accrued interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan arising out of a breach of WEF’s representations and warranties made pursuant to Sections 5(A) and (B) hereof.  In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), WEF shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

In addition, if any breach of Sections 5(A) and (B) hereof by WEF does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Depositor to repay such interest to a Guarantor), or the loss (including any obligation of the Depositor to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then WEF shall reimburse the Depositor by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where WEF reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, WEF shall not be required to reimburse the Depositor for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and finally rejected by a Guarantor or with respect to which the Master Servicer (or the related sub-servicer) determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by WEF or the Master Servicer (or a sub-servicer acting on its behalf), exceeds 1% of the Pool Balance, WEF (or the Master Servicer as provided in the Master Servicing Agreement) shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be purchased by WEF and the Master Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)), with Trust Student Loans with the earliest such date to be repurchased first.

(B)

In lieu of repurchasing Trust Student Loans pursuant to this Section 6(A), WEF may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

1.

status (i.e., in-school, grace, deferment, forbearance or repayment),

2.

program type (i.e., Unsubsidized Consolidation Loan or Subsidized Consolidation Loan (and pre-1993 vs. post-1993)),

3.

total return,

4.

principal balance, and

5.

remaining term to maturity; provided that, none of the Substituted Loans shall have a maturity date later than six months prior to the Class B Maturity Date.

In addition, each substituted Eligible Loan will comply, as of the effective date of the related Bill of Sale, with all of the representations and warranties made hereunder.  In choosing Eligible Loans to be substituted pursuant to this Section 6(B), WEF shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.  In connection with each substitution a Subsequent Transfer Agreement and related Subsequent Bill of Sale regarding such Substituted Loans will be executed and delivered by the applicable parties.

In the event that WEF elects to substitute Eligible Loans pursuant to this Section 6(B), WEF will deposit into the Collection Account the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. WEF shall also deposit into the Collection Account an amount equal to all non-guaranteed accrued interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

(C)

The sole remedy of the Depositor, the Eligible Lender Trustee and the Noteholders with respect to a breach by WEF pursuant to Sections 5(A) and (B) hereof shall be to require WEF to purchase such Trust Student Loans, to reimburse the Depositor as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B) above.  The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7.    OBLIGATION TO REMIT SUBSEQUENT PAYMENTS
AND FORWARD COMMUNICATIONS

(A)

Any payment received by WEF with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to the Depositor, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by WEF in trust for the account of the Depositor and WEF hereby disclaims any title to or interest in any such amounts.  Within two Business Days following the date of receipt, WEF shall remit to the Depositor an amount equal to any such payments along with a listing on a form provided by the Depositor identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

(B)

Any written communication received at any time by WEF with respect to any Loan subject to this Purchase Agreement or the related Transfer Agreement shall be transmitted by WEF to the Master Servicer and the related sub-servicer within two Business Days of receipt.  Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.    CONTINUING OBLIGATION OF WEF

WEF shall provide all reasonable assistance necessary for the Depositor to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period WEF owned the related Purchased Loan, or (b) a payment made or alleged to have been made to WEF. Further, WEF agrees to execute any financing statements at the reasonable request of the Depositor and take all other actions reasonably requested by the Depositor in order to reflect the Depositor’s interest in the Loans.

SECTION 9.    LIABILITY OF THE SELLER; INDEMNITIES

WEF shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by WEF under this Purchase Agreement and each related Transfer Agreement.

(i)

WEF shall indemnify, defend and hold harmless the Depositor and the Interim Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of the Depositor, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Interim Eligible Lender Trustee on behalf of the Depositor, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

(ii)

WEF shall indemnify, defend and hold harmless the Depositor and the Interim Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of the Depositor and the Interim Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, WEF’s willful misfeasance, bad faith or negligence in the performance of its duties under this Purchase Agreement, or by reason of reckless disregard of its obligations and duties under this Purchase Agreement.

(iii)

WEF shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to this Purchase Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein or the action or the inaction of the Interim Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:  (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Eligible Lender Trustee, or (b) shall arise from the breach by the Interim Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in this Purchase Agreement or any Transfer Agreement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Eligible Lender Trustee’s choice of legal counsel shall be subject to the approval of WEF, which approval shall not be unreasonably withheld.

Indemnification under this Section 9 shall survive the resignation or removal of the Interim Eligible Lender Trustee and the termination of this Purchase Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation.  If WEF shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to WEF, without interest.

SECTION 10.    MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
    OBLIGATIONS OF WEF

Any Person (a) into which WEF may be merged or consolidated, (b) which may result from any merger or consolidation to which WEF shall be a party or (c) which may succeed to the properties and assets of WEF substantially as a whole, shall be the successor to WEF without the execution or filing of any document or any further act by any of the parties to this Purchase Agreement; provided, however, that WEF hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than WEF, executes an agreement of assumption to perform every obligation of WEF under this Purchase Agreement, each Transfer Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached; (iii) the surviving Person, if other than WEF, shall have delivered to the Interim Eligible Lender Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Purchase Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; and (iv) if WEF is not the surviving entity, WEF shall have delivered to the Interim Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Depositor and the Interim Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.    LIMITATION ON LIABILITY OF WEF AND OTHERS

WEF and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way WEF’s obligations under Section 6).  WEF shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Purchase Agreement or any Transfer Agreement, and that in its opinion may involve it in any expense or liability.  Except as provided herein, the repurchase (or substitution) and reimbursement obligations of WEF will constitute the sole remedy available to the Depositor, the Eligible Lender Trustee and the Noteholders for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Purchased Loans listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, WEF shall remit such amount to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Depositor.  Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.    LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER

Notwithstanding anything contained herein to the contrary, this Purchase Agreement and the Initial Transfer Agreement has been, and any Subsequent Transfer Agreement will be, signed by Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for the Depositor, and in no event shall Chase Bank USA, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Interim Eligible Lender Trustee or the Depositor, under this Purchase Agreement or any Transfer Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Depositor.

SECTION 13.    EXPENSES

Except as otherwise provided herein, each party to this Purchase Agreement or any Transfer Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of this Purchase Agreement and any Transfer Agreement and the transactions contemplated herein or therein.

SECTION 14.    SURVIVAL OF COVENANTS/SUPERSESSION

All covenants, agreements, representations and warranties made herein and in or pursuant to the Initial Transfer Agreement and each Subsequent Transfer Agreement executed pursuant to this Purchase Agreement shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Transfer Agreement.  All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of WEF shall bind and inure to the benefit of any successors or assigns of the Depositor and the Interim Eligible Lender Trustee on behalf of the Depositor and shall survive with respect to each Purchased Loan.  Each Transfer Agreement supersedes all previous agreements and understandings between the Depositor and WEF with respect to the subject matter thereof.  This Purchase Agreement and any Transfer Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought.  The waiver by the Depositor of any covenant, agreement, representation or warranty required to be made or furnished by WEF or the waiver by the Depositor of any provision herein contained or contained in any Transfer Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Transfer Agreement, be construed to lessen the right of the Depositor to insist upon the performance by WEF in strict accordance with said terms.

SECTION 15.    COMMUNICATION AND NOTICE REQUIREMENTS

All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to WEF or the Depositor, as the case may be, addressed as set forth in the Transfer Agreement or at such other address as either party may hereafter designate by notice to the other party.  Notice given in any such communication, mailed to WEF or the Depositor by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.    FORM OF INSTRUMENTS

All instruments and documents delivered in connection with this Purchase Agreement and any Transfer Agreement, and all proceedings to be taken in connection with this Purchase Agreement and any Transfer Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Depositor shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith.  Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.    AMENDMENT

(a)

This Purchase Agreement, any Transfer Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended from time to time by the parties hereto, without the consent of any Noteholder, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, or in any Transfer Agreement, any Bill of Sale, any document or instrument delivered in accordance herewith or therewith, the related prospectus or prospectus supplement or (ii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or therein or modifying in any manner the rights of the Noteholders other than any amendment described in Sub-section (c) below; provided, however, that no such amendment described in either paragraph (i) or (ii) above shall materially adversely affect the interests of the Noteholders.

(b)

An amendment will be deemed not to materially adversely affect the interests of any Noteholder if the party requesting the amendment obtains and delivers to the other parties hereto and the Indenture Trustee:

(i)

an Opinion of Counsel to that effect; or

(ii)

a letter from each Rating Agency to the effect that the amendment will not result in a qualification, downgrading or withdrawal of its then-current rating of any class of Notes.

(c)

This Purchase Agreement, any Transfer Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the parties hereto, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or therein or modifying in any manner the rights of the Noteholders; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Purchased Loans; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of the Controlling Class, the consent of the holders which is required for any amendments to this Purchase Agreement, any Transfer Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith, without the consent of all holders of the Notes then Outstanding.

(d)

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Interim Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

(e)

It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(f)

Prior to the execution of any amendment to this Purchase Agreement, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Purchase Agreement and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement.  The Interim Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Eligible Lender Trustee’s own rights, duties or immunities under this Purchase Agreement or otherwise.

SECTION 18.    NONPETITION COVENANTS

Notwithstanding any prior termination of this Purchase Agreement, WEF and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

SECTION 19.    GOVERNING LAW

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WACHOVIA EDUCATION FINANCE INC., as Seller By:/s/ Ricardo Ramirez Name: Ricardo Ramirez Title: Vice President
WACHOVIA EDUCATION LOAN FUNDING LLC, as Purchaser By:/s/ Scott D. Weaver Name: Scott D. Weaver Title: Vice President
CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee By: /s/ John Cashin Name: John Cashin Title: Vice President

Attachment A

INITIAL TRANSFER AGREEMENT

Dated as of October 31, 2005

Pursuant to the Purchase Agreement (as defined below), Wachovia Education Finance Inc. (“WEF”) hereby offers for sale to Chase Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC (the “Depositor”) under the Interim Trust Agreement dated as of October 31, 2005 between the Depositor and the Interim Eligible Lender Trustee, the entire right, title and interest of WEF in the Loans described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of the Depositor accepts WEF’s offer.  In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days past due as of the Initial Cutoff Date, which shall be the close of business of October 31, 2005.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Purchase Price, WEF hereby sells to the Interim Eligible Lender Trustee for the benefit of the Depositor the entire right, title and interest of WEF in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement (the “Purchase Agreement”) and any amendments thereto, incorporated herein by reference, among WEF, the Depositor, and the Interim Eligible Lender Trustee.  The Purchase Price for the Initial Loans shall equal $1,158,521,613 in cash representing the fair market value of the Initial Loans.

This document shall constitute the Initial Transfer Agreement referred to in the Purchase Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Purchase Agreement.  All references in the Purchase Agreement to Loans, Eligible Loans, Initial Loans or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Transfer Agreement.  WEF hereby makes all the representations and warranties set forth in Sections 5(A) and (B) of the Purchase Agreement regarding the Initial Loans described in the Initial Bill of Sale and the related Loan Transmittal Summary Form, as of the Closing Date.

WEF authorizes the Interim Eligible Lender Trustee for the benefit of the Depositor to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Interim Eligible Lender Trustee on behalf of the Depositor of the Initial Loans purchased pursuant hereto on the Closing Date.

The parties hereto intend that the transfer of Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from WEF to the Interim Eligible Lender Trustee for the benefit of the Depositor.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then WEF hereby grants to the Interim Eligible Lender Trustee for the benefit of the Depositor a first priority security interest in and to all Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form and any proceeds thereof to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WACHOVIA EDUCATION FINANCE INC.,

as Seller

By:___________________________

Name:

Title:

WACHOVIA EDUCATION LOAN FUNDING LLC,

as Purchaser

By:___________________________

Name:

Title:

CHASE BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Interim Eligible Lender Trustee

By:___________________________

Name:

Title:

INITIAL TRANSFER AGREEMENT

BLANKET ENDORSEMENT DATED OCTOBER 31, 2005

Wachovia Education Finance Inc. (“WEF”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Student Loan Notes”) described in the Initial Bill of Sale dated the date hereof executed by WEF in favor of Chase Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC (the “Depositor”).  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Purchase Agreement referred to in the Initial Transfer Agreement among WEF, the Depositor and the Interim Eligible Lender Trustee which covers the promissory note.

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, WEF agrees to individually endorse each Student Loan Note in the form provided by the Depositor as the Depositor may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Student Loan Note.

THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE INITIAL TRANSFER AGREEMENT.  BY EXECUTION HEREOF, WEF ACKNOWLEDGES THAT WEF HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE INITIAL TRANSFER AGREEMENT.  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE DEPOSITOR’S PAYMENT TO WEF OF THE PURCHASE PRICE (AS DEFINED IN THE PURCHASE AGREEMENT) AND, UNLESS OTHERWISE AGREED BY WEF AND THE DEPOSITOR IN WRITING, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL RELATED BILL OF SALE.

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Wachovia Education Finance Inc.

11000 White Rock Road,

Rancho Cordova, California, 95670

Lender Code:  813830 and 830005

By:______________________________

        (Signature of Authorized Officer)

Name: ___________________________

Title: ___________________________

PURCHASER

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

By:______________________________

(Signature of Authorized Signatory for Purchaser)

Name: ___________________________

Title: ___________________________

Date of Purchase:  October 31, 2005

Attachment B

INITIAL BILL OF SALE DATED OCTOBER 31, 2005

The undersigned (“WEF”), for value received and pursuant to the terms and conditions of Transfer Agreement (the “Transfer Agreement”) among WEF, Wachovia Education Loan Funding LLC (the “Depositor”), and Chase Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of the Depositor under the Interim Trust Agreement dated as of October 31, 2005 between the Depositor and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of the Depositor and its assignees all right, title and interest of WEF in the Loans listed on the following page, including the insurance interest of WEF under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of the Depositor has accepted for purchase.  The portfolio of Loans accepted for purchase by the Interim Eligible Lender Trustee for the benefit of the Depositor and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

WEF hereby makes the representations and warranties set forth in Section 5 of the Transfer Agreement incorporated by reference in the Initial Transfer Agreement.  WEF authorizes the Interim Eligible Lender Trustee on behalf of the Depositor to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of the Depositor of the related Initial Loans on the Closing Date.

LISTING OF LOANS ON FOLLOWING PAGE

Guarantors:

■

American Student Association

■

The Pennsylvania Higher Education Assistance Agency

■

United Student Aid Funds, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

Wachovia Education Finance Inc.

11000 White Rock Road,

Rancho Cordova, California, 95670

Lender Code:  813830 and 830005

By:_____________________________

      (Signature of Authorized Officer)

Name: ___________________________

Title: ___________________________

PURCHASER

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

By:_____________________________

(Signature of Authorized Signatory for Purchaser)

Name: ___________________________

Title: ___________________________

Date of Purchase:  October 31, 2005

Attachment C

SUBSEQUENT TRANSFER AGREEMENT NUMBER [   ]

Dated as of [              ], 20[      ]

Wachovia Education Finance Inc. (“WEF”) hereby offers to substitute certain Loans by transferring to Chase Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC (the “Depositor”), under the Interim Trust Agreement dated as of October 31, 2005 between the Depositor and the Interim Eligible Lender Trustee, the entire right, title and interest of WEF in the Loans described in the related Subsequent Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of the Depositor accepts WEF’s offer.

TERMS, CONDITIONS AND COVENANTS

In consideration of the transfer from the Depositor of the ownership of the Loans being substituted for, WEF hereby substitutes such Loans by transferring to the Interim Eligible Lender Trustee for the benefit of the Depositor the entire right, title and interest of WEF in the Loans accepted for substitution, subject to all the terms and conditions of the Purchase Agreement, dated October 31, 2005 (the “Purchase Agreement”), and any amendments thereto permitted by its terms, incorporated herein by reference, among WEF, the Depositor and the Interim Eligible Lender Trustee.  The amount to be deposited by WEF into the Collection Account pursuant to Section 6(B) of the Purchase Agreement shall be $[              ].

This document shall constitute a Subsequent Transfer Agreement as referred to in the Purchase Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Purchase Agreement.  All references in the Purchase Agreement to Loans or Substituted Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Substituted Loans governed by this Subsequent Transfer Agreement.  WEF hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Purchase Agreement regarding the Substituted Loans described in the related Subsequent Bill of Sale and the related Loan Transmittal Summary Form, as of the related Purchase Date.

WEF authorizes the Interim Eligible Lender Trustee for the benefit of the Depositor to use a copy of the related Subsequent Bill of Sale, including the Loan Transmittal Summary Form attached to such Subsequent Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of the Depositor of the Loans purchased pursuant hereto on the Purchase Date.

The parties hereto intend that the transfer of Substituted Loans described in the related Subsequent Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid substitution of such Purchased Loans from WEF to the Interim Eligible Lender Trustee for the benefit of the Depositor.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then WEF hereby grants to the Interim Eligible Lender Trustee for the benefit of the Depositor a first priority security interest in and to all Substituted Loans described in the related Subsequent Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the original Purchase Price of such Purchased Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Transfer Agreement Number [   ] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WACHOVIA EDUCATION FINANCE INC.,

as Transferor

By:___________________________

Name:

Title:

WACHOVIA EDUCATION LOAN FUNDING LLC,

as Transferee

By:___________________________

Name:

Title:

CHASE BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Interim Eligible

Lender Trustee

By:___________________________

Name:

Title:

SUBSEQUENT TRANSFER AGREEMENT NUMBER [         ]
[   ] BLANKET ENDORSEMENT DATED [________], 20[__]

Wachovia Education Finance Inc. (“WEF”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Student Loan Notes”) described in the Subsequent Bill of Sale executed by WEF in favor of Chase Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC (the “Depositor”).  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Purchase Agreement referred to in the Subsequent Transfer Agreement among WEF, the Depositor and the Interim Eligible Lender Trustee which covers the promissory note (the “Subsequent Transfer Agreement”).

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, WEF agrees to individually endorse each Student Loan Note in the form provided by the Depositor as the Depositor may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Student Loan Note.

THE TRANSFER OF THE SUBSTITUTED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED SUBSEQUENT TRANSFER AGREEMENT.  BY EXECUTION HEREOF, WEF ACKNOWLEDGES THAT WEF HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SUBSEQUENT TRANSFER AGREEMENT.  THE SUBSTITUTION SHALL BE CONSUMMATED UPON THE DEPOSITOR’S TRANSFER TO WEF OF OWNERSHIP OF THE LOANS BEING SUBSTITUTED FOR AND, UNLESS OTHERWISE AGREED BY WEF AND THE DEPOSITOR, SHALL BE EFFECTIVE AS OF THE DATE OF THE SUBSEQUENT BILL OF SALE.

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

Wachovia Education Finance Inc.

11000 White Rock Road,

Rancho Cordova, California, 95670

Lender Code:  ___________________

By:  ____________________________

        (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

TRANSFEREE

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

By:  _____________________________

(Signature of Authorized Signatory for Transferee)

Name:  __________________________

Title:  ___________________________

Date of Purchase:  _________________

Attachment D

SUBSEQUENT BILL OF SALE
DATED [           ], 20[__]

The undersigned (“WEF”), for value received and pursuant to the terms and conditions of Subsequent Transfer Agreement Number [       ] (the “Transfer Agreement”) among WEF, Wachovia Education Loan Funding LLC (the “Depositor”), and Chase Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of the Depositor under the Interim Trust Agreement dated as of October 31, 2005 between the Depositor and the Interim Eligible Lender Trustee, does hereby assign and convey to the Interim Eligible Lender Trustee for the benefit of the Depositor and its assignees all right, title and interest of WEF in the Loans listed on the following page, including the insurance interest of WEF under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of the Depositor has accepted for purchase.  The portfolio of Substituted Loans accepted for purchase by the Interim Eligible Lender Trustee for the benefit of the Depositor and the effective date of substitution are described below and the individual accounts are listed on the Schedule A attached hereto.

WEF hereby makes the representations and warranties set forth in Section 5 of the Purchase Agreement incorporated by reference in the Subsequent Transfer Agreement related hereto.  WEF authorizes the Interim Eligible Lender Trustee on behalf of the Depositor to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of the Depositor of the portfolio of Substituted Loans accepted for substitution, on the Purchase Date.

LISTING OF LOANS ON FOLLOWING PAGE

Guarantor(s):

[to be provided]

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

Wachovia Education Finance Inc.

11000 White Rock Road,

Rancho Cordova, California, 95670

Lender Code:  ___________________

By:  ____________________________

      (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

TRANSFEREE

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

By:  _____________________________

(Signature of Authorized Signatory for Transferee)

Name:  __________________________

Title:  ___________________________

Date of Purchase:__________________

Annex I

LOAN TRANSMITTAL SUMMARY FORM

Substituted Loans	Principal Balance as of the effective date of the related Bill of Sale	Purchase Price